UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

DWS GLOBAL HIGH INCOME FUND, INC.
(Name of Registrant as Specified in Its Charter)

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345 Park Avenue
New York, New York 10154
(800) 349-4281

August 26, 2011

DWS GLOBAL HIGH INCOME FUND, INC.

Dear Stockholders:

The Annual Meeting of Stockholders (the “Meeting”) of DWS Global High Income Fund, Inc. (the “Fund”) is to be held at 11:00 a.m., Eastern time, on Monday, October 17, 2011 at the offices of Deutsche Investment Management Americas Inc., 24th Floor, 345 Park Avenue, New York, New York 10154. Stockholders who are unable to attend the Meeting are strongly encouraged to submit a proxy, which is customary in corporate meetings of this kind. A Notice of Annual Meeting of Stockholders, a Proxy Statement regarding the Meeting, a proxy card for your vote at the Meeting and a postage prepaid envelope in which to return your proxy are enclosed. You may instead authorize a proxy by touch-tone telephone or through the Internet by following the instructions included on your proxy card.

At the Meeting, the stockholders of the Fund will be asked to elect four (4) Directors to the Fund’s Board of Directors as set forth in the Notice of Annual Meeting of Stockholders and as explained in the Proxy Statement. The Director nominees recommended by the Board for election at the Meeting currently serve as Class III Directors of the Fund. If elected, the nominees would continue to serve as Class III Directors of the Board until the annual meeting of stockholders in 2014 and until their respective successors have been duly elected and qualify. The Board recommends stockholders vote FOR the election of each of the Class III Director nominees nominated by the Board.

At the Meeting, there will also be an opportunity to discuss matters of interest to you as a stockholder. Your vote is very important to us. Thank you for your response and for your continued investment.

Respectfully,

Paul K. Freeman
Chairman of the Board of Directors

A PROXY CARD IS ENCLOSED.  STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING FOR THE FUND ARE URGED TO SIGN THE PROXY CARD (UNLESS AUTHORIZING THEIR PROXIES BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET, BY FOLLOWING THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD) AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE ANNUAL MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT GEORGESON, INC., THE FUND’S PROXY SOLICITOR, AT 1-866-628-6123.

DWS GLOBAL HIGH INCOME FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Please take notice of the Annual Meeting of Stockholders of DWS Global High Income Fund, Inc., a Maryland corporation (the “Fund”), to be held October 17, 2011 at 11:00 a.m. (Eastern time), at the offices of Deutsche Investment Management Americas Inc., 24th Floor, 345 Park Avenue, New York, New York 10154 (the “Meeting”) for the following purpose:

ELECTION OF DIRECTORS

Item:

1.	To consider and vote upon the election of Mr. William McClayton, Ms. Rebecca W. Rimel, Mr. William N. Searcy, Jr. and Mr. Robert H. Wadsworth as Class III Directors of the Fund, each to serve until the 2014 annual meeting of stockholders and until his or her respective successor has been duly elected and qualifies.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. Holders of record of shares of the Fund at the close of business on August 12, 2011 are entitled to vote at the Meeting and at any adjournment(s) or postponement(s) thereof.

THE BOARD OF THE FUND RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH DIRECTOR NOMINEE.

By order of the Board of Directors

John Millette
Secretary

August 26, 2011

IMPORTANT — We urge you to sign and date the enclosed proxy card (unless you are authorizing your proxy by touch-tone telephone or through the Internet by following the instructions included on your proxy card) and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Meeting. Instructions for signing the proxy card are listed in an Appendix to this proxy statement. If you have any questions, please call Georgeson Inc., the Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-628-6123), or contact your financial advisor.

The most recent Annual Report of the Fund, containing audited financial statements for the applicable fiscal year (the “Report”), and the most recent Semi-Annual Report succeeding the Report (the “Semi-Annual Report”), previously have been furnished to the Fund’s stockholders. Additional copies of the Report and Semi-Annual Report will be furnished without charge upon request by writing to the Fund at 345 Park Avenue, New York, New York 10154, or by calling 1-800-349-4281. Reports also are available on the DWS website at www.dws-investments.com or at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

DWS Global High Income Fund, Inc.

PROXY STATEMENT

Important Notice Regarding Availability of Proxy Materials for the Stockholder Meeting to Be Held on October 17, 2011. This proxy statement is available at www.edocumentview.com/LBF_MTG.

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of DWS Global High Income Fund, Inc., a Maryland corporation (the “Fund”), for use at the Annual Meeting of Stockholders of the Fund to be held at the offices of Deutsche Investment Management Americas Inc., 24th Floor, 345 Park Avenue, New York, New York 10154 on Monday, October 17, 2011 at 11:00 a.m. (Eastern time), and at any postponement(s) or adjournment(s) thereof (the “Meeting”).

This Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy card are first being mailed to stockholders on or about August 29, 2011, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it 1) by voting in person at the Meeting (merely attending the Meeting without voting will not revoke a proxy previously given) or 2) by submitting a notice of revocation by mail (addressed to the Secretary of the Fund at One Beacon Street, Boston, Massachusetts 02108). Any stockholder giving a proxy may also revoke it by executing or authorizing a later-dated proxy. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in accordance with the Board’s recommendations as stated in the Proxy Statement. Also, all votes entitled to be cast will be cast in the proxies’ discretion on any other matters as may properly come before the Meeting.

ITEM 1:	ELECTION OF DIRECTORS

Persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies “FOR” the election of the four nominees indicated in Item 1 and listed in “Information Concerning the Board’s Nominees” below as Class III Directors of the Fund. If elected, Ms. Rebecca W. Rimel and Messrs. William McClayton, William N. Searcy, Jr. and Robert H. Wadsworth will each serve on the Board of the Fund until the Fund’s annual meeting of stockholders in 2014 and until his or her respective successor has been duly elected and qualifies or until he or she sooner retires, resigns or is removed from office.

Effective January 12, 2011, Mr. Ingo Gefeke resigned his Board membership with the Fund. As a result of Mr. Gefeke’s resignation, in order to maintain an equal distribution of Board Members among the classes, as required by the Fund’s organizational documents and the New York Stock

Exchange Listed Company rules, at meetings held on July 12-13, 2011, the Board’s Nominating and Governance Committee recommended and the Board approved the reclassification of Mr. Paul K. Freeman from a Class III Board Member to a Class I Board Member. In order to effect this reclassification, at the July 12-13, 2011 meetings, Mr. Paul K. Freeman resigned his position as a Class III Board Member and was concurrently appointed by the Fund’s Board as a Class I Board Member. Mr. Freeman will serve on the Board of the Fund as a Class I Board Member until the Fund’s annual meeting of stockholders in 2012 and until his successor has been duly elected and qualifies or until he sooner retires, resigns or is removed from office.

All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors of the Fund to replace any such nominee.

The Board’s Nominating and Governance Committee is responsible for evaluating candidates for membership on the Board and recommending a proposed slate of nominees for consideration by the full Board. In determining to recommend the nomination of current Directors of the Fund, the Nominating and Governance Committee considered the cost and operational efficiencies realized by having a single consolidated board oversee substantially all DWS funds. The Fund’s Board concluded that the nomination of the current Directors is in the best interests of the Fund because they will fairly and objectively consider the interests of the Fund in determining the future direction of the Fund. See pages 7-9 for discussion of the qualifications of the Board’s Class III nominees, as well as the qualifications of the continuing Directors. The Board unanimously recommends that stockholders vote for the election of the Board’s nominees.

Information Concerning the Board’s Nominees

The following table sets forth certain information concerning each of the nominees for Director of the Fund. Each nominee is now a Director of the Fund and of other DWS funds managed by Deutsche Investment Management Americas Inc. (“DIMA” or the “Investment Manager”). Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for the past five years, but not necessarily in the same capacity. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed in the following table.

Independent Directors/Nominees*

Position with the
Fund, Length of
	Business Experience and	Time Served and
Name and	Directorships	Term of Office
Year of Birth(1)	During the Past 5 Years	Nominated For(2)(3)

William McClayton (1944)	Private equity investor (since October 2009); previously: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	Director since 2008; Term: Class III Director until 2014.
Rebecca W. Rimel (1951)	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to 2007); Director, CardioNet, Inc. (health care) (2009-present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010)	Director since 2005; Term: Class III Director until 2014.
William N. Searcy, Jr. (1946)	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); formerly: Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-September 2003)	Director since 2005; Term: Class III Director until 2014.
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	Director since 2008; Term: Class III Director until 2014.

*	Director or Nominee for Director who is not an “interested person” (an “Independent Director”) of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

(1)	The mailing address of each Director Nominee is c/o Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

(2)	Each Nominee for Director, except Mr. Wadsworth, currently oversees 112 funds in the DWS funds complex. Mr. Wadsworth currently oversees 115 funds in the DWS funds complex.

(3)	The Board Governance Policies adopted by the Board currently call for an Independent Director to retire at the end of the calendar year of his or her 72nd birthday.

Information Concerning Continuing Directors

The Board of Directors of the Fund is divided into three classes. The terms of Class I and Class II Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for the past five years, but not necessarily in the same capacity. All of the continuing Directors are Independent Directors.

Class I — Continuing Directors to serve until 2012 Annual Meeting of Stockholders:

Position with the
Name and	Business Experience and	Fund and Length
Year of Birth(1)	Directorships During the Past 5 Years	of Time Served(2)

Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	Director since 2008, Chairperson since 2009.
John W. Ballantine (1946)	Retired; formerly: Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); Directorships: Chairman of the Board, Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	Director since 2008.

Position with the
Name and	Business Experience and	Fund and Length
Year of Birth(1)	Directorships During the Past 5 Years	of Time Served(2)

Henry P. Becton, Jr. (1943)	Vice Chair and former President, WGBH Educational Foundation; Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company (medical technology company); Lead Director, Belo Corporation (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	Director since 2005.
Dawn-Marie Driscoll (1946)	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988); Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	Director since 2005.

(1)	The mailing address of each Director is c/o Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

(2)	Each Class I Director currently oversees 112 funds in the DWS funds complex.

Class II — Continuing Directors to serve until 2013 Annual Meeting of Stockholders:

Position with the
Name and	Business Experience and	Fund and Length
Year of Birth(1)	Directorships During the Past 5 Years	of Time Served(2)

Keith R. Fox (1954)	Managing General Partner, Exeter Capital Partners (a series of private investment funds); Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	Director since 2005.
Kenneth C. Froewiss (1945)	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	Director since 2001.
Richard J. Herring (1946)	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	Director since 2005.

Position with the
Name and	Business Experience and	Fund and Length
Year of Birth(1)	Directorships During the Past 5 Years	of Time Served(2)

Jean Gleason Stromberg (1943)	Retired; formerly: Consultant (1997-2001); Director, Financial Markets, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	Director since 2005.

(1)	The mailing address of each Director is c/o Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

(2)	Each Class II Director currently oversees 112 funds in the DWS funds complex.

As reported to the Fund, Exhibit A to this Proxy Statement sets forth the dollar range of securities beneficially owned and the amount of shares beneficially owned by the Directors and Nominees in the Fund as of August 12, 2011. Under the Board Governance Policies, the Board has established the expectation that within three years of becoming a Director, a Director will have invested in the aggregate at least $200,000 in the DWS funds.

The Nominating and Governance Committee is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Directors, the Committee generally considered the educational, business and professional experience of each Director in determining his or her qualifications to serve as a Director, including the Director’s record of service as a director or trustee of public and private organizations. In the case of most Directors, this included their many years of previous service as a director or trustee of certain of the DWS funds. This previous service has provided these Directors with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of Fund stockholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the Board’s current nominees as well as the other individual Directors:

John W. Ballantine — Mr. Ballantine’s experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of various U.S. and foreign banks.

Henry P. Becton, Jr. — Mr. Becton’s professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.

Dawn-Marie Driscoll — Ms. Driscoll’s professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute and her experience as a director of an insurance company serving the mutual fund industry.

Keith R. Fox — Mr. Fox’s experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies.

Paul K. Freeman — Dr. Freeman’s professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the Investment Company Institute.

Kenneth C. Froewiss — Dr. Froewiss’ professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.

Richard J. Herring — Dr. Herring’s experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.

William McClayton — Mr. McClayton’s professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.

Rebecca W. Rimel— Ms. Rimel’s experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.

William N. Searcy, Jr. — Mr. Searcy’s experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.

Jean Gleason Stromberg — Ms. Stromberg’s professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and her experience as a director and audit committee member of several major non-profit organizations.

Robert H. Wadsworth — Mr. Wadsworth’s experience as an owner and chief executive officer of various businesses serving the mutual fund industry, including a registered broker-dealer and a registered transfer agent, and his service as a senior executive officer of several mutual funds.

Required Vote; Recommendations of the Board of Directors

The election of each Class III Director under Item 1 requires the affirmative vote of the holders of a majority of the Fund’s shares of common stock outstanding and entitled to vote thereon. With respect to Item 1, abstentions and broker non-votes, if any, will have the effect of votes against the applicable nominee(s). If no candidate receives the required vote, the current Director nominees will continue to serve until the next annual meeting of the Fund and until their respective successors have been elected and qualify. The Board of Directors of the Fund recommends that stockholders vote “FOR” its nominees on the proxy card.

Officers

The officers of the Fund are set forth in Exhibit B hereto.

Compensation of Directors and Officers

Each Independent Director receives compensation from the Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates who serve as Fund officers or Directors (if any) receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Exhibit C to this Proxy Statement sets forth compensation paid to each Independent Director by the Fund for its most recently completed fiscal year and to each Independent Director by the DWS funds complex for the calendar year ended December 31, 2010.

Board Structure

The primary responsibility of the Fund’s Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. If the Director nominees are elected by stockholders, the Board will be comprised of twelve individuals who would be Independent Directors. SEC rules currently require a majority of the board members of a fund to be “independent” if the fund takes advantage of certain exemptive rules under the 1940 Act. If the Director nominees are elected by stockholders, 100% of the Board will consist of Independent Directors. Each of the nominees that will be considered an Independent Director, if elected, has been selected and nominated solely by the current Independent Directors of the Fund.

The Fund’s Board meets multiple times during the year to review investment performance and other operational matters, including regulatory and compliance related policies and procedures. Furthermore, the Independent Directors review the fees paid to the Investment Manager and its affiliates for investment advisory services and other services. The Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel. An Independent Director, Dr. Freeman, has served as Chairperson of the Board of the Fund since January 1, 2009. He was elected by the other Directors to serve as Chairperson for an initial three year term ending December 31, 2011.

During calendar year 2010, the Board met eight (8) times. Each Director attended at least 75% of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2010. The Fund does not have a policy with regard to the Directors’ attendance at annual stockholder meetings.

The Board of the Fund provides a process for stockholders to send communications to the Board. Correspondence should be sent by U.S. mail or courier service to Paul K. Freeman, Independent

Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833, who will forward it to a specific Director if addressed to that Director.

Taking into account the number, the diversity and the complexity of the funds overseen by the Directors and the aggregate amount of assets under management in the DWS funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may utilize the resources of the Fund’s counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Nominating and Governance Committee. The membership and chair of each committee consists exclusively of Independent Directors.

The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the Fund’s affairs. While risk management is the primary responsibility of the Fund’s investment adviser, the Board regularly receives reports regarding investment risks and compliance risks. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS funds and to discuss with the Fund’s investment adviser and administrator how it monitors and controls such risks.

The Board of the Fund has established the following standing committees: Audit Committee, Nominating and Governance Committee, Contract Committee, Fixed-Income and Quant Oversight Committee, Operations Committee and Dividend Committee (each a “Committee”). The Board also has an Equity Oversight Committee which has no responsibility with respect to the Fund. For each Committee, a written charter setting forth the Committee’s responsibilities was adopted by the Board. The function, membership and number of meetings held in calendar year 2010 for each Committee is discussed below. All Committee members are Independent Directors.

Audit Committee.  The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund’s accounting and financial reporting policies and procedures, (3) the Fund’s compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The Fund’s Audit Committee is governed by the Audit Committee Charter, which is available at https://www.dws-investments.com/EN/docs/products/Audit_Committee_Charter.pdf.  The Fund’s Audit Committee is comprised of only Independent Board Members who are “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards applicable to closed-end funds. During the calendar year 2010, the Audit Committee of the Fund’s Board held eight (8) meetings.

The Fund’s Audit Committee has submitted the following report:

For the 2010 fiscal year, the Fund’s Audit Committee reviewed and discussed the audited financial statements with management. The Fund’s Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communications With Those Charged With Governance). The Fund’s independent registered public accounting firm provided the Fund’s Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence), and the Fund’s Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. Based on its review of the Fund’s financial statements and discussions with management and the independent registered public accounting firm and other written disclosure provided by the independent registered public accounting firm, the Fund’s Audit Committee recommended to the Fund’s Board that the audited financial statements be included in the annual report provided to stockholders for the Fund’s 2010 fiscal year. The current members of the Fund’s Audit Committee are:

William McClayton (Chair)
Kenneth C. Froewiss (Vice Chair)
Henry P. Becton, Jr.
Keith R. Fox
Richard J. Herring
William N. Searcy, Jr.

Nominating and Governance Committee. The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be considered by the Nominating and Governance Committee for nomination as a Board Member. The Nominating and Governance Committee may take into account a wide variety of factors in considering Board Member candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise, and (vi) the current composition of the Board. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee reviews recommendations by stockholders for candidates for Board positions on the same basis as candidates recommended by other sources. Stockholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833. The Fund’s Nominating and Governance Committee is governed by the Nominating and Governance Committee Charter, which is available at https://www.dws-investments.com/EN/docs/products/Nominating_and_Governance_Committee.pdf. The Fund’s Nominating and Governance Committee is comprised of only Independent Board Members. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman, Kenneth C. Froewiss and William McClayton. During the calendar year 2010, the Nominating and Governance Committee of the Fund’s Board held seven (7) meetings.

Contract Committee.  The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Fund’s financial arrangements with DIMA and its affiliates, and (b) the Fund’s expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), John W. Ballantine, Dawn-Marie Driscoll, Richard J. Herring, Jean Gleason Stromberg and William N. Searcy Jr. During the calendar year 2010, the Contract Committee of the Fund’s Board held six (6) meetings.

Fixed Income and Quant Oversight Committee.  The Fixed-Income and Quant Oversight Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean

Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2010, the Fixed-Income and Quant Oversight Committee of the Fund’s Board held six (6) meetings.

Operations Committee.  The Operations Committee reviews the administrative operations and general compliance matters of the Fund. The Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund’s securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Fund’s Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Dawn-Marie Driscoll (Chair), John W. Ballantine (Vice Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. The members of the Valuation Sub-Committee are John W. Ballantine, Robert H. Wadsworth, Dawn-Marie Driscoll (Alternate), Rebecca W. Rimel (Alternate) and Jean Gleason Stromberg (Alternate). During the calendar year 2010, the Operations Committee held six (6) meetings and the Valuation Sub-Committee held no meetings.

Dividend Committee.  The Dividend Committee authorizes dividends and other distributions for the Fund. The Dividend Committee meets on an as-needed basis. The members of the Dividend Committee are Kenneth C. Froewiss and Robert H. Wadsworth, with Alternates John W. Ballantine, Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Paul K. Freeman, Richard J. Herring, William McClayton, Rebecca W. Rimel, Jean Gleason Stromberg and William N. Searcy, Jr. The Dividend Committee was formed on November 18, 2010 and during the calendar year 2010 held no meetings.

Ad Hoc Committees.  In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues. An Ad Hoc Committee of the Fund’s Board, consisting of Paul K. Freeman, Kenneth C. Froewiss and William McClayton, held one meeting during calendar year 2010.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, including the Independent Directors, has selected PricewaterhouseCoopers LLP (“PwC”) to act as independent registered public accounting firm to audit the books and records of the Fund for the current fiscal year. PwC has served the Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as the independent registered public accounting firm. Representatives of PwC will not be present at the Meeting.

The following table shows the amount of fees that PwC billed to (i) the Fund during the Fund’s last two fiscal years; and (ii) DIMA and any entity controlling, controlled by, or under common control with DIMA (collectively, the “DIMA Entities”) that provides ongoing services to the Fund, for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PwC provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund and DIMA Entities

		Audit Related				All Other
	Audit Fees	Fees				Fees
	Billed to	Billed to(2)		Tax Fees Billed to(3)		Billed to (4)
Fiscal Year Ended			DIMA		DIMA		DIMA
October 31,	Fund(1)	Fund	Entities	Fund	Entities	Fund	Entities

2010	$72,354	$0	$7,500	$0	$0	$0	$0
2009	$72,354	$0	$2,000	$0	$0	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for services in connection with agreed-upon procedures reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” were billed in connection with tax compliance services and tax planning.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Non-Audit Services.  The following table shows the amount of fees that PwC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PwC provided to the DIMA Entities that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PwC about any non-audit services that PwC rendered during the Fund’s last fiscal year to the DIMA Entities. The

Audit Committee considered this information in evaluating PwC’s independence.

Total Non-Audit Fees
billed to DIMA Entities
(engagements related
	Total Non-	directly to the	Total Non-Audit Fees
	Audit Fees	operations and	billed to DIMA
	Billed to	financial reporting	Entities (all other
Fiscal Year Ended	Fund	of the Fund)	engagements)	Total of (A), (B)
October 31,	(A)	(B)	(C)	and (C)

2010	$0	$0	$100,000	$100,000
2009	$0	$0	$0	$0

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA Entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, the Fund’s Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of the Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to Fund’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

ADDITIONAL INFORMATION

Quorum and Required Vote. Proxies are being solicited from the Fund’s stockholders by the Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR the election of all Director nominees, and as the persons named in the proxy determine on such other business as may come before the Meeting. In case any Director nominee shall be unable or shall fail to act as a Director by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Directors may recommend. Stockholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. The presence at the Meeting of a majority of the shares outstanding and entitled to vote at the Meeting constitutes a quorum for the Meeting.

Whether or not a quorum is present, the Meeting may be adjourned from time to time (with respect to any one or more matters) by the chairman of the Meeting without notice other than announcement at the Meeting at which the adjournment is taken. In addition, upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the stockholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares of stock present and entitled to vote with respect to the matter or matters adjourned, and without further notice other than announcement at the meeting at which the adjournment is taken. On any adjournment put to a stockholder vote, the persons named as proxies on the enclosed proxy card will exercise their best judgment to vote as they deem to be in the best interest of stockholders. Unless a proxy is otherwise limited in this regard, any shares of stock present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournment will subject the Fund to additional expenses. An adjournment may not extend beyond a date 120 days after the Record Date (defined below). The Inspectors of Election will count shares represented by proxies that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Item 1 requires the affirmative vote of a majority of the shares outstanding and entitled to vote. Abstentions and broker non-votes will have the effect of a vote against Item 1.

Record Date and Method of Tabulation. Stockholders of record at the close of business on August 12, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. As of the Record Date, shares of the Fund were issued and outstanding as follows:

Fund Name	Shares Outstanding

DWS Global High Income Fund, Inc.	7,321,632.36

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as Inspectors of Election for the Meeting.

Share Ownership. As of August 12, 2011, the Fund knows of no person who owns more than 5% of any of the outstanding shares of a class of the Fund, except as follows:

	Amount of Shares	Percentage
Stockholder Name and Address	Owned	Owned

First Trust Portfolios L.P.(1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	691,026	7.0%

(1)	This information based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on February 7, 2011.

Collectively, the Directors and executive officers of the Fund owned less than 1% of the Fund’s outstanding shares as of August 12, 2011. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Proxy Costs and Solicitation of Proxies. In addition to solicitations made by mail, solicitations also may be made by telephone, through the Internet or in person by officers or employees of the Fund and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Georgeson Inc. has been engaged to assist in the solicitation of proxies for the Fund at an estimated cost of $6,000 plus reimbursement of out-of-pocket expenses.

However, the exact cost will depend on the amount and types of services rendered. If the stockholders record votes by telephone or through the Internet, the proxy solicitor will use procedures designed to authenticate stockholders’ identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to allow stockholders to confirm that their instructions have been recorded properly.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the stockholder still may submit the Proxy Card originally sent with the Proxy Statement or attend the Meeting in person. Should stockholders require additional information regarding the proxy or a replacement Proxy Card, they may contact Georgeson Inc. toll-free at 1-866-628-6123. Any proxy given by a stockholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain stockholders of a Fund may receive a telephone call from a representative of Georgeson Inc. if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The Fund will pay the costs of solicitation, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s shares, (c) payment to Georgeson Inc. for its services in soliciting proxies and (d) supplementary solicitations to submit proxies.

One Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, stockholders should call 800-349-4281 or write to the Fund at 345 Park Avenue, New York, New York 10154.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at One Beacon Street, Boston, MA 02108, (ii) by properly submitting a later-dated Proxy Card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Section 16 Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund’s officers and Directors, DIMA, affiliated persons of DIMA and persons who own more than ten percent of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s shares with the SEC. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 2010, all filings were timely except that Henry P. Becton, Jr., a Director, filed two late Form 4 documents.

Investment Manager and Current Investment Management Agreement.

DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, is the investment manager for the Fund and is part of DWS Investments. Pursuant to an Investment Management Agreement, under the oversight of the Board of the Fund, the Investment Manager is responsible for managing the Fund’s affairs and supervising all aspects of the Fund’s operations, including the management of the investment operations of the Fund and the composition of the Fund’s investment portfolio. DIMA also provides administrative services to the Fund. DIMA provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Bank’s Asset Management division (“DeAM”) and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Stockholder Proposals

The Fund’s current bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current bylaws generally must be delivered to the Secretary of the Fund, John Millette, c/o Deutsche Asset Management, Inc., One Beacon Street, Boston, Massachusetts, 02108. The Fund’s bylaws provide that, to be considered timely, such written notice must be delivered not later than 120 days nor earlier than 150 days prior to the first anniversary of the date on which the notice of the preceding year’s annual meeting was first given to stockholders; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than the close of business on the later of (i) the 90th day prior to the date of such annual meeting or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, if the Fund’s 2012 Annual Meeting is held within 30 days before or after October 17, 2012, a stockholder nomination or proposal intended to be considered at the 2012 Annual Meeting must be received by the Secretary of the Fund on or after April 1, 2012, and on or prior to May 1, 2012. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the Fund’s 2012 proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, the Fund must receive it on or before May 1, 2012. All nominations and proposals must be in writing and must conform to the requirements of the bylaws of the Fund.

Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than the nomination and election of the Fund’s nominees as described above in this Proxy Statement. The appointed proxies will vote in their discretion on any business other than the nomination and election of the Fund’s nominees that properly comes before the Meeting or any postponement(s) or adjournment(s) thereof, if any.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT GEORGESON INC. AT 1-866-628-6123.

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

APPENDIX

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp	ABC Corp John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. F/b/o John B. Smith Jr.	John B. Smith
GMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

EXHIBIT A

DIRECTOR SHARE OWNERSHIP

The following tables show the dollar range of equity securities beneficially owned and the number of shares beneficially owned by each Director in the Fund as of August 12, 2011. In accordance with SEC rules, the first table shows that each Director owned over $100,000 worth of shares on an aggregate basis in all DWS funds overseen by the Director. In accordance with the Fund’s Governance Policies, as of August 12, 2011, each Director owns over $200,000 of shares on an aggregate basis in all DWS funds overseen by the Director.

As of August 12, 2011, the Directors and the officers of the Fund as a whole owned less than 1% of the outstanding shares of the Fund.

Dollar Range of Equity Securities Beneficially Owned

Independent Directors
William N.
	John W.	Henry P.	Dawn-Marie		Paul K.	Kenneth C.	Richard J.	William	Rebecca W.	Searcy,	Jean Gleason	Robert H.
Fund Name	Ballantine	Becton, Jr.	Driscoll	Keith R. Fox	Freeman	Froewiss	Herring	McClayton	Rimel	Jr.	Stromberg	Wadsworth

DWS Global High Income Fund, Inc.	0	$1-$10,000	$1-$10,000	$1-$10,000	0	$10,001-$50,000	0	$10,001-$50,000	0	$10,001-$50,000	0	0
Aggregate Dollar Range of Equity Securities Owned in All DWS Funds Overseen by the Director	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Number of Shares Beneficially Owned
Independent Directors
	John W.	Henry P.	Dawn-Marie	Keith R.	Paul K.	Kenneth C.	Richard J.	William	Rebecca W.	William N.	Jean Gleason	Robert H.
Fund Name	Ballantine	Becton, Jr.	Driscoll	Fox	Freeman	Froewiss	Herring	McClayton	Rimel	Searcy, Jr.	Stromberg	Wadsworth

DWS Global High Income Fund, Inc.	0	680	403	1,000	0	1,997	0	1,500	0	1,300	0	0

A-1

EXHIBIT B

OFFICERS

Unless otherwise indicated, the address of each officer below is One Beacon Street, Boston, Massachusetts 02108.

Name, Year of Birth,
Position(s) with the
Fund and Length of	Principal Occupation(s) During the Past 5 Years
Time Served(1)	and Other Directorships Held

W. Douglas Beck, CFA (1967) President and CEO, 2011 — present(2)(3)	Managing Director(4), Deutsche Asset Management (2006-present); President and CEO of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette (1962) Vice President and Secretary, 1999 — present(2)	Director(4), Deutsche Asset Management

Paul H. Schubert (1963) Chief Financial Officer, 2004-present Treasurer, 2005 — present(2)(5)	Managing Director(4), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson (1962) Chief Legal Officer, 2010 — present(2)	Managing Director(4), Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)

Rita Rubin (1970) Assistant Secretary, 2009-present(2)(6)	Director(4) and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)

Paul Antosca (1957) Assistant Treasurer, 2007-present(2)	Director(4), Deutsche Asset Management (since 2006); formerly Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)

Jack Clark (1967) Assistant Treasurer, 2007 — present(2)	Director(4), Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)

B-1

Name, Year of Birth,
Position(s) with the
Fund and Length of	Principal Occupation(s) During the Past 5 Years
Time Served(1)	and Other Directorships Held

Diane Kenneally (1966) Assistant Treasurer, 2007 — present(2)	Director(4), Deutsche Asset Management

Robert Kloby (1962) Chief Compliance Officer, 2006-present(2)(6)	Managing Director(4), Deutsche Asset Management

John Caruso (1965) Anti-Money Laundering Compliance Officer, 2010 — present(2)(6)	Managing Director(4), Deutsche Asset Management

(1)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(2)	As a result of their respective positions held with DIMA, these individuals are considered “interested persons” of the Fund within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)	Address: 345 Park Avenue, New York, New York 10154.

(4)	Executive title, not a board directorship.

(5)	Address: 100 Plaza One, Jersey City, New Jersey 07311.

(6)	Address: 60 Wall Street, New York, New York 10005

B-2

EXHIBIT C

DIRECTOR COMPENSATION

The table below shows (i) the compensation paid to each Director by the Fund for its most recently completed fiscal year and (ii) the total compensation received by each Director from the DWS fund complex for the calendar year ended December 31, 2010. No Director of the Fund receives pension or retirement benefits from the Fund.

	Independent Directors
	John W.	Henry P.	Dawn-Marie	Keith R.	Paul K.	Kenneth C.	Richard J.	William	Rebecca W.	William N.	Jean Gleason	Robert H.
Fund Name	Ballantine	Becton, Jr.	Driscoll	Fox	Freeman	Froewiss	Herring	McClayton	Rimel	Searcy, Jr.	Stromberg	Wadsworth

DWS Global High Income Fund, Inc.	$331	$331	$331	$320	$411	$320	$320	$337	$320	$331	$320	$337
Total Compensation from Fund Complex(1)	$255,000	$255,000	$255,000	$240,000	$365,000 (2)	$240,000	$240,000	$265,000	$240,000	$255,000	$240,000	$303,500

(1)	The fund complex was composed of 125 funds as of December 31, 2010.

(2)	Includes $125,000 in annual retainer fees received by Dr. Freeman as Chairperson of DWS funds.

C-1

IMPORTANT ANNUAL MEETING INFORMATION
DWS GLOBAL HIGH
INCOME FUND, INC.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X
q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Annual Meeting Proxy Card
A Proposal — THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.
1. Election of Class III Directors:
Mark here to WITHHOLD
vote from all nominees
Mark here to vote
FOR all nominees
For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.
_________________________ 01 — William McClayton 02 — Rebecca W. Rimel 03 — William N. Searcy, Jr. 04 — Robert H. Wadsworth
Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE
YOUR FULL TITLE AS SUCH. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
1 U PX + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q
Annual Meeting Proxy Card
        .
B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE
YOUR FULL TITLE AS SUCH. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
+
IMPORTANT ANNUAL MEETING INFORMATION
DWS GLOBAL HIGH
INCOME FUND, INC.
A Proposal — THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.
1. Election of Class III Directors:
Mark here to WITHHOLD
vote from all nominees
Mark here to vote
FOR all nominees
For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.
_________________________ 01 — William McClayton 02 — Rebecca W. Rimel 03 — William N. Searcy, Jr. 04 — Robert H. Wadsworth
MMMMMMMMMMMM 1 2 1 4 1 2 2

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q
        .
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON OCTOBER 17, 2011:
The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card are available at http://www.edocumentview.com/LBF_MTG
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 17, 2011
THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.
The undersigned hereby appoints John Millette, Caroline Pearson and Rita Rubin, and each of them, in any capacity, with full power of substitution, as proxy or proxies of the undersigned, to vote all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of
Stockholders of the Fund to be held at the offices of Deutsche Investment Management Americas Inc., 24th Floor, 345 Park Avenue, New York, New York 10154, on October 17, 2011, at 11:00 a.m., Eastern time, and at any and all adjournment(s) or postponement(s) thereof.
ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A
PROPERLY EXECUTED
PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES. RECEIPT OF THE NOTICE
OF ANNUAL
MEETING OF STOCKHOLDERS AND THE RELATED PROXY STATEMENT IS HEREBY ACKNOWLEDGED.
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
(CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)
Proxy — DWS GLOBAL HIGH INCOME FUND, INC.

DWS GLOBAL HIGH
INCOME FUND, INC.
IMPORTANT ANNUAL MEETING INFORMATIO
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received
1:00 AM., Eastern Time, on October 17, 2011.
Vote by Internet
• Log on to the Internet and go to http://proxy.georgeson.com
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-877-456-7915 within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
Annual Meeting Proxy Card
1234 5678 9012 345
qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Proposal — THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.
1. Election of Class III Directors:
Mark here to WITHHOLD
vote from all nominees
Mark here to vote
FOR all nominees
For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.
_________________________ 01 — William McClayton 02 — Rebecca W. Rimel 03 — William N. Searcy, Jr. 04 — Robert H. Wadsworth
Non-Voting Items
Change of Address — Please print new address below.
Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE
YOUR FULL TITLE AS SUCH. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON OCTOBER 17, 2011:
The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card are available at http://www.edocumentview.com/LBF_MTG
qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Proxy — DWS GLOBAL HIGH INCOME FUND, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 17, 2011
THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.
The undersigned hereby appoints John Millette, Caroline Pearson and Rita Rubin, and each of them, in any capacity, with full power of substitution, as proxy or proxies of the undersigned, to vote all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of
Stockholders of the Fund to be held at the offices of Deutsche Investment Management Americas Inc., 24th Floor, 345 Park Avenue, New York, New York 10154, on October 17, 2011, at 11:00 a.m., Eastern time, and at any and all adjournment(s) or postponement(s) thereof.
ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A
PROPERLY EXECUTED
PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES. RECEIPT OF THE NOTICE
OF ANNUAL
MEETING OF STOCKHOLDERS AND THE RELATED PROXY STATEMENT IS HEREBY ACKNOWLEDGED.
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR
INTERNET.
(CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)